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Exhibit 10.28

AMSS6500 SOFTWARE AGREEMENT

This AMSS6500 Software Agreement (the “Agreement”) is entered into as of April 11, 2004, (the “Effective Date”), by and between QUALCOMM Incorporated, a Delaware corporation (“QUALCOMM”) and Axesstel, Inc., a California corporation (“LICENSEE”).

RECITALS

WHEREAS, QUALCOMM and LICENSEE have entered into that certain Subscriber Unit License Agreement dated November 4, 2000 (the “License Agreement”) pursuant to which QUALCOMM granted LICENSEE a license under certain QUALCOMM intellectual property to develop, manufacture and sell certain Code Division Multiple Access (“CDMA”) subscriber equipment; and

WHEREAS, in accordance with the terms and conditions of this Agreement, QUALCOMM is willing to deliver a copy of the Software (as defined below) to LICENSEE; and

WHEREAS, LICENSEE desires to receive a copy of the Software for its use in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, the parties, in consideration of the mutual promises set forth herein, agree as follows:

1. DEFINITIONS. The following capitalized terms shall have the meanings set forth below:

“Affiliate” has the meaning given to it in the License Agreement.

“CDMA ASICs” means QUALCOMM’s 6500 version of the mobile station modem (MSM) CDMA application specific integrated circuit.

“CMX SW” means QUALCOMM’s Compact Media Extensions software and any updates thereto provided by QUALCOMM to LICENSEE, which in QUALCOMM’s sole discretion, may be in either source code and/or object code form, designed for operation with the applicable MSM5xxx and MSM6xxx versions of QUALCOMM’s CDMA ASICs; provided that LICENSEE has entered into a license agreement with QUALCOMM covering QUALCOMM’s Dual-Mode Subscriber Station Software (“DMSS”) or Advanced Mobile Subscriber Station Software (“MSS”), as applicable, designed for use with the corresponding MSM5xxx or MSM6xxx version of QUALCOMM’s CDMA ASIC. The CMX SW is incorporated in QUALCOMM’s DMSS or AMSS software and enables QUALCOMM’s designated mobile station modems (MSMs) to control the display of textual and/or graphical and/or animation and/or audio output while simultaneously synthesizing music and/or other sounds in a time sequenced manner. The CMX SW may include some or all of the following: (i) QUALCOMM’s Qsynth wavetable synthesizer, (ii) Compact MIDI format compatible player,

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(iii) PNG and/or other graphics decoder, (iv) software for moving object animation support, (v) an audio decoder and (vi) text-to-sound synchronization display software.

“CMX Unit” means a Subscriber Unit that incorporates (i) any of the CMX SW delivered from time to time to LICENSEE, and (ii) DMSS or AMSS software licensed under any in-force DMSS or AMSS agreement which LICENSEE has explicitly entered with QUALCOMM designed for use with the corresponding MSM5xxx, or MSM6xxx, version of QUALCOMM’s CDMA ASIC, and is capable (whether as provided, or may be made so by an end-user or service provider) of synchronizing graphical and/or audio and/or textual output with music and/or sound generation processing.

“License Agreement” means that certain Subscriber Unit License Agreement dated November 14, 2000 between QUALCOMM and LICENSEE.

“LICENSEE” means Axesstel, Inc., a California corporation.

“MSM Mobile Video SW” means software described in the attached Exhibit B of this Agreement and any updates thereto provided by QUALCOMM to LICENSEE, which in QUALCOMM’s sole discretion, may be in either source code and/or object code form, designed for operation with the applicable MSM6xxx version of QUALCOMM’s CDMA ASICs; provided that LICENSEE has entered into a license agreement with QUALCOMM covering QUALCOMM’s DMSS or AMSS software, as applicable, designed for use with the corresponding MSM6xxx version of QUALCOMM’s CDMA ASIC. The MSM Mobile Video SW is incorporated in QUALCOMM’s DMSS or AMSS software and consists of three (3) main functional components and their associated protocol stacks and reference user interface, more fully described as follows: (i) ”Qtv” an MPEG-4 based video decoder implementation inclusive of AAC and/or aacPlus audio, (ii) ”Qcamcorder” a real time MPEG-4 based offline video encoder implementation, and (iii) ”Qvideophone”, an MPEG-4 based point-to-point two way video telephone implementation.

“MMV Unit” means a Subscriber Unit that incorporates any of the MSM Mobile Video SW or component thereof.

“Party” means QUALCOMM or LICENSEE and “Parties” means QUALCOMM and LICENSEE.

“QBT SW” means QUALCOMM’s Bluetooth technology software profiles as more fully described on Exhibit C (including any updates thereto provided by QUALCOMM from time to time); provided that LICENSEE has an in-force software license agreement with QUALCOMM covering QUALCOMM’s Advanced Mobile Subscriber Station Software (“AMSS”) or Dual-Mode Subscriber Station Software (“DMSS”) designed for use with such corresponding CDMA ASIC. The QBT SW is incorporated in QUALCOMM’s AMSS or DMSS software and enables QUALCOMM’s designated CDMA ASICs the ability to control data and audio transfers and synchronization through wireless connections between stationary devices, handheld devices and other peripheral equipment. The QBT SW may include some or all of the following components and profiles each further defined by the Bluetooth standard: (i) Baseband, Link Manager Protocol (LMP), (ii) Logic Link Control and Adaptation Protocol (L2CAP), (ii) Serial Port

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Profile (SPP), (iii) Service Discovery Protocol (SDP) and (iv) Generic Access Profile (GAP). The QBT SW is provided in source or object code form as determined by QUALCOMM in its sole discretion.

“QBT Unit” means a Subscriber Unit that incorporates any of the QBT SW delivered by QUALCOMM to LICENSEE from time-to-time.

“QUALCOMM” means QUALCOMM Incorporated.

“Software” means the Advance Mobile Subscriber Station Software, which in QUALCOMM’s sole discretion, may be in either source code and/or object code form, designed for use with QUALCOMM’s MSM6500 version of the CDMA ASIC, as described more fully in Exhibit A of this Agreement.

“Subscriber Unit” has the meaning given to it in the License Agreement.

2. SOFTWARE.

2.1 Delivery of Software. QUALCOMM shall deliver the Software in the releases described in Exhibit A. QUALCOMM shall make commercially reasonable efforts to deliver such releases in accordance with the schedule described in Exhibit A. However, QUALCOMM shall have the right, at its sole discretion, to reschedule the releases as required, change the number of phases and/or releases, and/or modify the functionality contained in each phase and/or release. For a period ending [***] after the final release described in Exhibit A (the “Standard Support Period”), QUALCOMM shall deliver bug fixes and other upgrades to the Software that it generally makes available to other Software licensees. At LICENSEE’s request [***], QUALCOMM shall provide Software support for the [***] period immediately following the expiration of Standard Support Period.

2.2 Payment for Software. In consideration for the delivery of the Software and the rights granted to LICENSEE under Section 4 to use the Software in the development of its Subscriber Units, LICENSEE shall pay to QUALCOMM [***]

[***]

2.3 [***]

2.3.1 [***]

2.3.2 [***]

2.3.3 [***]

3. Records and Audits.

3.1 Records. LICENSEE shall keep accurate and complete books and records concerning any CMX, MMV and QBT Units it and its Affiliates may sell. As applicable, such books and records shall include the date of the transaction involving the sales of CMX, MMV

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and QBT Units, including the number of items sold. LICENSEE shall furnish QUALCOMM within [***] after the end of each calendar quarter a report, signed by a responsible official of LICENSEE, showing the transactions and corresponding CMX, MMV and QBT Unit volumes during said calendar quarter and any other information as may be reasonably requested by QUALCOMM.

3.2 Audits. QUALCOMM may, no more than [***] and, conduct (itself or through its agent) an audit on reasonable notice of LICENSEE’s and its Affiliates applicable books and records to confirm the [***] Fees paid or to be paid to QUALCOMM in accordance with the terms and conditions set forth in this Agreement. The cost of such audit shall be borne by [***]. LICENSEE shall preserve and maintain all such books and records required for audit for a period of [***] after the calendar quarter for which the books and records apply.

4. RIGHT TO USE. LICENSEE may use the Software solely to develop, manufacture, sell, upgrade and repair Subscriber Units which incorporate QUALCOMM’s CDMA ASIC in accordance with and subject to the terms and conditions of the License Agreement, including the payment of royalties on Subscriber Units. As reasonably necessary to develop, manufacture, sell, upgrade and repair Subscriber Units in accordance with and subject to the terms and conditions of the License Agreement, LICENSEE shall have the right to (i) alter, modify, translate or adapt only that portion of the Software provided in source code form or create derivative works based thereon; (ii) use or copy the Software for archival purposes, and (iii) sublicense the object code only of the Software or derivative works solely when embedded in Subscriber Units which incorporate QUALCOMM’S CDMA ASIC in conjunction with the sale of such Subscriber Units in accordance with and subject to the terms and conditions of the License Agreement. LICENSEE shall have no right to (a) sublicense, transfer or otherwise disclose the Software in source code form to any third party (other than Affiliates of LICENSEE in accordance with Section 11), or (b) reverse engineer, reverse assemble or reverse compile that portion of the code provided in object code form. Except as expressly permitted above, LICENSEE shall not use the Software for any other purpose. QUALCOMM retains all ownership rights in and to the Software and derivative works and nothing herein shall be deemed to grant any right to LICENSEE under any of QUALCOMM’s patents (such rights, if any, being granted only under the terms of the License Agreement).

LICENSEE may not (and may not permit its Affiliates, subcontractors, sub-licensees, or distributors) activate or use the capability contained within the Software to download BREW™ wireless applications or content, without LICENSEE or such other party first entering into a separate license agreement with QUALCOMM related thereto.

5. WARRANTY DISCLAIMER. QUALCOMM MAKES NO WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE SOFTWARE OR ANY OTHER INFORMATION OR DOCUMENTATION PROVIDED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT, OR ANY EXPRESS OR IMPLIED WARRANTY ARISING OUT OF TRADE USAGE OR OUT OF A COURSE OF DEALING OR COURSE OF PERFORMANCE. NOTHING CONTAINED IN THIS AGREEMENT SHALL BE CONSTRUED AS (I) A WARRANTY OR REPRESENTATION BY QUALCOMM AS TO THE VALIDITY OR SCOPE OF ANY

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PATENT, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT OR (II) A WARRANTY OR REPRESENTATION BY QUALCOMM THAT ANY MANUFACTURE OR USE WILL BE FREE FROM INFRINGEMENT OF PATENTS, COPYRIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF OTHERS, AND IT SHALL BE THE SOLE RESPONSIBILITY OF LICENSEE TO MAKE SUCH DETERMINATION AS IS NECESSARY WITH RESPECT TO THE ACQUISITION OF LICENSES UNDER PATENTS AND OTHER INTELLECTUAL PROPERTY OF THIRD PARTIES.

6. INTELLECTUAL PROPERTY. This Agreement does not convey to LICENSEE any intellectual property rights in the Software, including but not limited to any rights under any patent, trademark, copyright, or trade secret. Except as expressly provided in this Agreement, LICENSEE may not use or sublicense Software, alone or in combination with other software or products, without a separate license from QUALCOMM under all applicable patents, copyrights and trademarks. LICENSEE’s use and sale of any Subscriber Unit incorporating QUALCOMM’s CDMA ASIC and all or any part of the Software shall be solely in accordance with the terms and conditions of the License Agreement. This Agreement shall not modify or abrogate LICENSEE’s obligations under the License Agreement, including but not limited to LICENSEE’s obligation to pay all royalties specified thereunder for use of any licensed QUALCOMM intellectual property (including the Software), and shall not expand or alter LICENSEE’s rights thereunder. Neither the delivery of any Software, nor any provision of this Agreement shall be construed to grant to LICENSEE either expressly, by implication or by way of estoppel, any license under any patents or other intellectual property rights of QUALCOMM covering or relating to any other product or invention or any combination of Software with any other product.

7. REPRESENTATION REGARDING USE. LICENSEE hereby represents and warrants to QUALCOMM that the Software will be used by LICENSEE solely to develop Subscriber Units which incorporate QUALCOMM’s CDMA ASIC for manufacture and sale subject to and in accordance with the License Agreement, including the payment of the royalty contained therein.

8. TERM AND TERMINATION.

8.1 Termination of License Agreement. This Agreement shall commence on the Effective Date and shall, unless earlier terminated, continue until any termination of the License Agreement.

8.2 Termination by Either Party. This Agreement may be terminated by a party which is not in material breach hereunder, by written notice to the other party, following the occurrence of any material breach by such other Party of any material provision of this Agreement, which material breach is (if capable of being cured) not cured within thirty (30) days after receipt of such notice.

8.3 Remedies on Termination. In the event of any termination of this Agreement, LICENSEE shall immediately (i) return to QUALCOMM the Software, and any copies or updates thereof and (ii) cease using, or permitting to be used, the Software and any adaptation, modification, derivation or translation thereof, except that no termination hereof shall

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cause the termination of any existing sublicense to any purchaser of LICENSEE’s Subscriber Units incorporating the Software or any adaptation, modification, derivation or translation thereof. Any termination or expiration of this Agreement under this Section 8 shall not prejudice the right to recover any sums due or accrued at the time of such termination or expiration (including the full amount of the Up-Front Fee) and shall not prejudice any cause of action or claim accrued or to accrue on account of any breach or default. No termination hereunder shall limit the rights of LICENSEE to sell those Subscriber Units in inventory or in process at the time of termination, subject to payment of the royalty applicable to the sale of such Subscriber Units under the License Agreement and continued compliance with the other provisions of this Agreement and the License Agreement.

8.4 Additional Remedy on Termination. In addition to the remedies provided above in Section 8.3, any termination or expiration of this Agreement under this Section 8 shall not relieve LICENSEE from its obligation for payment of accrued [***] Fees or other fees due or accrued at the time of such termination or expiration.

9. TAXES. All amounts stated herein and/or required to be paid hereunder are stated in, and shall be paid in, U.S. Dollars. [***]

10. LIMITATION OF LIABILITY.

10.1 IN NO EVENT SHALL QUALCOMM BE LIABLE TO LICENSEE AND ITS AFFILIATES FOR ANY INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, INCLUDING BUT NOT LIMITED TO ANY LOST PROFITS, LOST SAVINGS, OR OTHER INCIDENTAL DAMAGES, ARISING OUT OF THE USE OR INABILITY TO USE, OR THE DELIVERY OR FAILURE TO DELIVER, ANY OF THE SOFTWARE, EVEN IF QUALCOMM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING LIMITATION OF LIABILITY SHALL REMAIN IN FULL FORCE AND EFFECT REGARDLESS OF WHETHER LICENSEE’S REMEDIES HEREUNDER ARE DETERMINED TO HAVE FAILED OF THEIR ESSENTIAL PURPOSE.

10.2 IN ADDITION TO SECTION 10.1, THE ENTIRE LIABILITY OF QUALCOMM, AND THE SOLE AND EXCLUSIVE REMEDY OF LICENSEE, FOR ANY CLAIM OR CAUSE OF ACTION ARISING HEREUNDER (WHETHER IN CONTRACT, TORT, OR OTHERWISE) SHALL NOT EXCEED [***].

11. RESTRICTIONS ON DISCLOSURE AND USE. All documentation and technical and business information and intellectual property in whatever form recorded that a Party does not wish to disclose without restriction (“Information”) shall remain the property of the furnishing Party and may be used by the receiving Party only as follows. Such Information (a) shall not be reproduced or copied, in whole or part, except for use as expressly authorized in this Agreement; (b) shall, together with any full or partial copies thereof, be returned or destroyed when no longer needed or upon any termination of this Agreement; and (c) shall be disclosed only to employees or agents of a Party and Affiliates of a Party, all with a need to know. Such Affiliates or agents shall enter into a nondisclosure agreement with the receiving Party setting forth the obligations substantially equal to those herein prior to the disclosure of Information by receiving Party to such Affiliates or agents. Moreover, such Information shall be

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used by the receiving Party only for the purposes contemplated under this Agreement or in the exercise of its rights it may receive expressly under the provisions of this Agreement. Unless the furnishing Party consents in this Agreement or otherwise in writing, such Information shall be held in strict confidence by the receiving Party. The receiving Party may disclose such Information to other persons, upon the furnishing Party’s prior written authorization, but solely to perform acts which this clause expressly authorizes the receiving Party to perform itself and further provided such other person agrees in writing (a copy of which writing will be provided to the furnishing Party at its request) to the same conditions respecting use of Information contained in this clause and to any other reasonable conditions requested by the furnishing Party. These restrictions on the use or disclosure of Information shall not apply to any Information: (i) which can be proven to be or have been independently developed by the receiving Party or lawfully received free of restriction from another source having the right to so furnish such Information; or (ii) after it has become generally available to the public without breach of this Agreement by the receiving Party; or (iii) which at the time of disclosure to the receiving Party was known to such Party free of restriction and clearly evidenced by documentation in such Party’s possession; or (iv) which the disclosing Party agrees in writing is free of such restrictions.

12. SCOPE OF INFORMATION. Information is subject to Section 11 whether delivered orally or in tangible form and without regard to whether it has been identified or marked as confidential or otherwise subject to Section 11. Each Party agrees to use its best efforts to mark or otherwise identify proprietary all Information they desire to be subject to the terms of these provisions before furnishing it to the other Party. And, upon request, a Party shall promptly identify whether specified information must be held by the requesting Party subject to Section 11. Information which is delivered orally may be summarized in writing by the disclosing Party and delivered to the receiving Party within forty-five (45) days after disclosure thereof.

13. ASSIGNMENT. LICENSEE shall not assign this Agreement or any right or interest under this Agreement, nor delegate any obligation to be performed under this Agreement without QUALCOMM’s prior written consent. Any attempted assignment in contravention of this Section shall be void.

14. APPLICABLE LAW. This Agreement is made and entered into in the State of California and shall be governed by and construed and enforced in accordance with the laws of the State of California, excluding the U.N. Convention on International Sale of Goods, without regard to conflict of laws principles. Any dispute, claim or controversy arising out of or relating to this Agreement, or the breach or validity hereof, shall be adjudicated only by a court of competent jurisdiction in the county of San Diego, State of California, and each Party hereby consents to the personal jurisdiction of such courts for that purpose. In the event of any proceeding to enforce the provisions of this Agreement, the prevailing Party (as determined by the court) shall be entitled to reasonable attorneys’ fees as fixed by the court.

15. FORCE MAJEUJRE. Neither Party shall be in default or liable for any loss or damage resulting from delays in performance or from failure to perform or comply with terms of this Agreement (other than the obligation to make payments, which shall not be affected by this provision) due to any causes beyond its reasonable control, which causes include but are not limited to Acts of God or the public enemy; riots and insurrections; war; fire; strikes and other

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labor difficulties (whether or not the Party is in a position to concede to such demands); embargoes; judicial action; lack of or inability to obtain export permits or approvals, necessary labor, materials, energy, components or machinery; and acts of civil or military authorities.

16. LATE CHARGE. Each Party may charge the other a late charge, with respect to any. amounts that the other owes hereunder and fails to pay on or before the due date, in an amount equal to [***], or the maximum amount permitted by law.

17. MISCELLANEOUS PROVISIONS. No addition or modification of the Agreement shall be effective unless made in writing and signed by the respective representatives of QUALCOMM and LICENSEE. Any delay or failure to enforce at any time any provision of the Agreement shall not constitute a waiver of the right thereafter to enforce each and every provision thereof. If any of the provisions of the Agreement is determined to be invalid, illegal, or otherwise unenforceable, the remaining provisions shall remain in full force and effect. The Parties’ rights and obligations which by their sense and context are intended to survive any termination or expiration of this Agreement shall so survive, including but not limited to Sections 6, 7, 10, 11, 12, and 14 hereof.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the Effective Date first set forth above.

QUALCOMM Incorporated	Axesstel, Inc.

By:/s/ James P. Lederer	By:/s/ David Morash

Print Name: James P. Lederer	Print Name: David Morash

Title: Vice President, Finance QUALCOMM CDMA Technologies	Title: President/COO

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EXHIBIT A

“AMSS6500 Software”

Advance Mobile Subscriber Station (AMSS) 6500 Software: The AMSS6500 Software controls the operation of QUALCOMM’s Subscriber Unit Reference (SURF) board incorporating QUALCOMM’s MSM6500 CDMA ASIC. The AMSS6500 Software will be delivered in phases as described below.

1. Release 1.0 is scheduled to contain the following features and will be designed to operate generally in accordance with the following standards:

A. CDMA Standards:

[***]

B. Application Program Interfaces and Sample Applications:

[***]

C. Data Rate Support:

[***]

D. Software Protocols Support:

[***]

E. Drivers and Hardware Support:

[***]

F. Voice and Multimedia Support

[***]

Release 1.0 is scheduled for the second calendar quarter of 2003 (or 10 days after the Effective Date, whichever is later).

2. Release 2,0 of the Software includes the same features as Release 1.0 with the following additions:

A. CDMA Standards:

[***]

B. Application Program Interfaces and Sample Applications

[***]

C. Drivers and Hardware Support:

[***]

D. Voice and Multimedia Support:

[***]

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Release 2.0 is scheduled for the third calendar quarter of 2003 (or 10 days after the Effective Date, whichever is later).

3. Release 3.0 of the Software contains the same features listed in Release 1.0 and 2.0 with the following additions:

A. Drivers and Hardware Support:

[***]

B. Application Program Interfaces and Sample Applications:

[***]

Release 3.0 is scheduled for the fourth calendar quarter of 2003 (or 10 days after the Effective Date, whichever is later).

4. Release 4.0 of the Software contains updates to the features listed in Release 1.0, 2.0 and 3.0 and is scheduled for the first calendar quarter of 2004 (or 10 days after the Effective Date, whichever is later).

5. Release 5.0 of the Software contains the same features listed in Release 1.0, 2.0, 3.0 and 4.0 with the following additions:

A. Drivers and Hardware Support:

[***]

Release 5.0 is scheduled for the second calendar quarter of 2004 (or 10 days after the Effective Date, whichever is later).

6. The following features are not supported in any Release of the Software:

[***]

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EXHIBIT B

MSM Mobile Video Software Family

[***][4 pages]

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EXHIBIT C

QBT Features and Release Schedule

[***]